UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2007

Date of Report (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Cromwell

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 8, 2007, the Board of Directors of BIOLASE Technology, Inc., a Delaware corporation (the “Company”), adopted the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which amend and restate the Company’s prior Amended and Restated Bylaws (the “Prior Bylaws”). The Amended Bylaws retain most of the provisions from the Prior Bylaws, with certain important amendments directed at providing stockholders a more meaningful role in the election of directors.

Majority Vote Standard

Section 2.9 of the Amended Bylaws has been revised to provide that, unless there is a contested election, directors will be elected only by a majority vote of the votes cast at an election meeting. In contested elections, which are defined as elections where the number of director nominees exceeds the number of directors to be elected, a plurality vote standard will continue to apply. The Amended Bylaws define a “majority of the votes cast” to mean that the number of votes cast “for” a director exceeds the number of votes cast “against” that director (with “abstentions” not counting as a vote cast with respect to that director).

Section 2.9 also provides that if an incumbent director is not elected by a majority of the votes cast in a non-contested election, a special committee of the Board (the “Committee”) shall make a determination as to whether to accept or reject any previously tendered resignation by such director. Item 8.01 below discusses the Board’s policy not to nominate a director for election unless the director has tendered in advance an irrevocable resignation. The Committee shall be the Nominating and Corporate Governance Committee, or, if any member of that committee did not receive the required majority vote, the Committee shall consist of the independent directors that did receive the required vote in the election. If none of the nominees are elected, the Committee shall consist of each of the incumbent independent directors. The Committee shall act on any such resignation offer and publicly disclose its decision within 90 days from the date of the certification of the election results. Notwithstanding the foregoing, if acceptance by the Committee of all the offers of resignation then pending would result in the Corporation having fewer than three directors who were in office before the election, the Committee may determine to extend such 90–day period by an additional 90 days upon the conclusion that such an extension is in the best interests of the Corporation. The term “independent director” for these resignation provisions shall be determined in accordance with applicable Nasdaq rules and listing standards.

If any director’s resignation offer is not accepted by the Committee, such director shall continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, subject, however, to the director’s earlier death, disability, resignation, retirement, disqualification or removal from office. If a director’s offer of resignation is accepted by the Committee, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy pursuant to the Bylaws or may decrease the size of the Board pursuant to the Bylaws.

Advance Notice Provision for Director Nominations

In an effort to facilitate a determination as to whether a contested election exists prior to the mailing of the Company’s proxy statement for a particular meeting, the Board also added Section 2.11 to the Amended Bylaws. Section 2.11 provides that for a stockholder’s director nomination to be properly brought before an annual meeting the stockholder must have notified the Company of the nomination not earlier than the close of business on the 105th day, nor later than the close of business on the 55th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 105th day prior to such annual meeting and not later than the close of business on the later of the 55th day prior to such annual meeting or the 15th day following the day on which public announcement of the date of such meeting is first made by the Company). For such notice to be considered timely for the 2007 Annual Meeting of Stockholders, such notice must be delivered to the Secretary between January 5, 2007 and February 24, 2007. A similar timeline has also been adopted for special meetings where directors will be elected.

2

Section 2.11 also requires that a stockholder’s notice of director nomination include certain specified information, including:

•	as to each person whom the stockholder proposes to nominate for election or re-election as a director:

•	all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	appropriate biographical information including, but not limited to, the nominee’s personal and professional experience and affiliations to permit the Board to determine whether such nominee meets the qualification and independence standards adopted by the Board;

•	a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an advance irrevocable resignation that will be effective upon (a) the failure to receive the required vote at the next meeting at which the director is nominated for re-election and (b) acceptance of such resignation by the Committee; and

•	such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

•	as to the stockholder giving the notice:

•	the name and address of the stockholder;

•	the class and number of shares of capital stock of the Company owned by the stockholder; and

•	a representation that the stockholder is a holder of record of the Company’s stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination.

Amendments to Bylaws

Finally, Section 11.2 was amended in the Amended Bylaws to provide that Section 2.9 may be amended only by the affirmative vote of at least five independent directors. If at the time of an amendment to Section 2.9 the Board consists of less than five independent directors, Section 2.9 may be amended only by a unanimous vote of the Board.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events

In connection with the Amended Bylaws referred to in Item 5.03 of this Form 8–K and in furtherance of the majority vote standard, on January 8, 2007, the Board adopted a specific policy regarding majority voting. The policy reads as follows:

“In furtherance of the principles regarding majority election of directors set forth in Section 2.9 of the Second Amended and Restated Bylaws of Biolase Technology, Inc. (the “Company”), the Board shall nominate for election or re-election as a director only candidates who as a condition to being nominated have tendered an advance irrevocable resignation that will be effective upon (i) the failure to receive the required vote at the next meeting at which the director is nominated for re-election and (ii) acceptance of such resignations in accordance with the Company’s Bylaws. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, as a condition to their appointment to the Board, a resignation of the type described in the preceding sentence.”

Moreover, the Nominating and Corporate Governance Committee also adopted a new charter that was amended to reflect the Board’s majority vote policy. In particular, under the new charter, the Nominating and Corporate Governance Committee will not recommend for election or re-election candidates that have not tendered the irrevocable resignation described in the Board’s policy on majority voting.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Second Amended and Restated Bylaws of BIOLASE Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.

Date:	January 10, 2007	By:	/s/ Richard L. Harrison
Richard L. Harrison
Executive Vice President,
Chief Financial Officer & Secretary